(logo) WELLS FARGO

MAC D1050-084

Three Wells Fargo Building

401 S. Tryon Street, Floor 8

Charlotte, NC 28202

Tel: 800 326 1334

wellsfargo.com

2018 Certification Regarding Compliance with Applicable Servicing Criteria

Management of Wells Fargo Commercial Mortgage Servicing, a division of Wells Fargo Bank, National Association, (the “Company”) is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of commercial loans (the “Platform”), except for servicing criteria 1122(d)(1)(iii), 1122(d)(3)(i)(B-D), 1122(d)(3)(ii-iv), and 1122(d)(4)(xv), which the Company has determined are not applicable to the activities it performs with respect to the Platform, as of and for the year ended December 31, 2018. Appendix A to this letter identifies the commercial mortgage pools and other structures involving the commercial loans constituting the Platform. Appendix B to this letter identifies the applicable servicing criteria with respect to the Platform.

With respect to servicing criteria 1122(d)(4)(xi) and 1122(d)(4)(xii), the Company performs applicable activities covered by these criteria, with respect to the Platform, except the Company has engaged various vendors to perform certain tax payment activities. Such vendors have provided separate Regulation AB Item 1122 management assessments and attestations for such activities.

With respect to applicable servicing criterion 1122(d)(4)(iii), there were no activities performed during the year ended December 31, 2018 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.

With respect to servicing criteria 1122(d)(4)(i), 1122(d)(4)(vi), 1122(d)(4)(xi), and 1122(d)(4)(xii), the Company has engaged various vendors to perform the activities required by these servicing criteria. The Company's management has determined that none of these vendors is considered a “servicer” as defined in Item 1101(j) of Regulation AB, and the Company's management has elected to take responsibility for assessing compliance with the servicing criteria applicable to each vendor as permitted by the SEC's Compliance and Disclosure Interpretation (“C&DI'') 200.06, Vendors Engaged by Servicers (C&DI 200.06) (formerly SEC Manual of Publicly Available Telephone Interpretations 17.06). The Company has policies and procedures in place designed to provide reasonable assurance that the vendors' activities comply in all material respects with the servicing criteria applicable to each vendor. The Company’s management is solely responsible for determining that it meets the SEC requirements to apply C&DI 200.06 for the vendors and related criteria.

The Company’s management has assessed the Company’s compliance with the applicable servicing criteria as of and for the year ended December 31, 2018. In making this assessment, management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB. Based on such assessment, management believes that, as of and for the year ended December 31, 2018, the Company has complied in all material respects with the servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of the Platform.

The Company has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of December 31, 2018, or for the Reporting Period with respect to the Platform taken as a whole.

The Company has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of December 31, 2018, or for the Reporting Period with respect to the Platform taken as a whole.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to management's assessment of compliance with the applicable servicing criteria as of and for the year ended December 31, 2018.

February 28, 2019

/s/ Leslie Hayton

Leslie Hayton

Managing Director,

Commercial Mortgage Servicing

Wells Fargo Bank, National Association

(logo) Together we'll go far

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

20 Times Square 2018-20TS	ACORE Credit IV REIT (MS) SPV LLC	BACM 2017 BNK3 COMPANION
(Pearlmark) Prep Investment Advisors WH	ACORE Credit IV REIT (WF) SPV LLC	BACM2007-1
1155 AVE OF THE AMERICAS SERVICING	ACORE Credit IV REIT II SPV LLC	BA-FUNB 2001-3
1166 AVENUE OF AMERICAS 2005-C6	ACORE Credit IV TRS, LLC	BALDR SHERWOOD FUND WH
1166 AVENUE OF THE AMERICAS 2002-C5	ACRE 2013-FL1	BAMLL 2013-DSNY
1211 Avenue of the Americas 2015-1211	ACRE 2014-FL2	BAMLL 2013-WBRK
1345 Aveneu of the Americas Park Ave FB 2005-1	ACRE 2017-FL3	BAMLL 2014 - FL1
1345FB2005 (COMPANION)	AG MIT CREL (ANGELO GORDON ENTITY) REPO	BAMLL 2014-520M
2001-CMLB-1	AHPT 2017-ATRM	BAMLL 2014-8SPR
225 LIBERTY STREET TRUST 2016-225L	AHPT 2018-ATRM	BAMLL 2014-FL1 COMPANION
225 LIBERTY STREET TRUST 2016-225L Companion	AHT 2018-ASHF	BAMLL 2014-ICTS
245 PARK AVE TRUST 2017-245P	AHT 2018-KEYS	BAMLL 2014-INLD
245 PARK AVE TRUST 2017-245P C	ALL STATE_PPG (PARTICIPATION)	BAMLL 2014-INLD MZ B
280 PARK AVENUE 2017-280P	ALTSHULER & FORETHOUGHT WAREHOUSE	BAMLL 2014-IP
299 PARK SERVICING AGREEMENT	AMERICOLD 2010-ART	BAMLL 2015-200P
3 WORLD TRADE CENTER 2014	Annaly CRE LLC	BAMLL 2015-ASHF
530 Broadway Pref Holder LLC and 530 Broadway Mezz Holder LLC	AOA 2015-1177	BAMLL 2015-ASHF MZ A
7 WORLD TRADE CENTER 2012-WTC	ARCHETYPE & BARCLAYS REPO	BAMLL 2015-ASHF MZ B
7 WORLD TRADE CENTER 2012-WTC COMPANION	AREIT 2018-CLO	BAMLL 2015-ASTR
733 THIRD SERVICING AGREEMEMNT	AREIT 2018-CLO COMPANION	BAMLL 2015-HAUL
7th Peak Capital I, LLC	AREIT 2018-CRE2	BAMLL 2016-ASHF-SPECIAL SERVIC
91 CROSBY WAREHOUSE	AREIT 2018-CRE2 COMPANION	BAMLL 2016-ISQR
A10 2013-1 BACK UP SERVICER	ARTEMIS REAL ESTATE PARTNERS W	BAMLL 2016-SS1
ACCOR MEZZ WAREHOUSE	Aventura Mall Trust 2018-AVM	BAMLL 2017-SCH
ACM 2016-1	Aventura Mall Trust 2018-AVM COMPANION	BAMLL 2017-SCH COMPANION
ACM TRAFFORD V LLC WAREHOUSE	BACM 2016-UBS10	BAMLL 2018-DSNY
ACORE CAPITAL WAREHOUSE	BACM 2017 BNK3	BANC OF AMERICA COMM MTG 2005-6
BANC OF AMERICA COMM MTG 2006-1	BANK 2018-BNK11	BBCMS 2017-C1
BANC OF AMERICA COMM MTG 2006-2	BANK 2018-BNK11 COMPANION	BBCMS 2017-GLKS
BANC OF AMERICA COMM MTG 2006-5	BANK 2018-BNK12	BBCMS 2018-BXH
BANC OF AMERICA COMM MTG 2007-3	BANK 2018-BNK12 COMPANION	BBCMS 2018-C2
BANCORP 2016 CRE1	BANK 2018-BNK13	BBCMS 2018-C2 COMPANION
BANCORP 2016 CRE1 COMPANION	BANK 2018-BNK13 COMPANION	BBCMS 2018-CHR
BANCORP 2017-CRE2	BANK 2018-BNK14	BBCMS 2018-CHRS COMPANION
BANCORP 2017-CRE2 COMPANION	BANK 2018-BNK14 COMPANION	BBCMS 2018-EXCL
BANCORP 2018-CRE3	BANK 2018-BNK15	BBCMS 2018-RRI
BANCORP 2018-CRE3 COMPANION	BANK 2018-BNK15 COMPANION	BBCRE 2015-GTP
BANCORP 2018-CRE4	BANK OF AMERICA WAREHOUSE	BBSG 2016-MRP
BANCORP 2018-CRE4 COMPANION	BANK OF NEW YORK MELLON	BB-UBS 2012-SHOW
BANCORP BANK WAREHOUSE	BARCLAYS WAREHOUSE	BB-UBS 2012-TFT
BANK 2017-BNK4	BASIS BIG REAL ESTATE WAREHOUSE	BDS 2018-FL1 COMPANION
BANK 2017-BNK4 COMPANION	BASIS RE CAPITAL II (REPO)	BDS 2018-FL2
BANK 2017-BNK5	Bayview Commercial Mortgage Finance LLC	BDS 2018-FL2 COMPANION
BANK 2017-BNK5 COMPANION	BAYVIEW WAREHOUSE	BEAR 1999-C1
BANK 2017-BNK6	BB 2013-TYSN	BELVEDERE CAPITAL WAREHOUSE
BANK 2017-BNK6 COMPANION	BB&T WAREHOUSE	BENCHMARK 2018-B1
BANK 2017-BNK7	BBCMS 2014-BXO	BENCHMARK 2018-B1 COMPANION
BANK 2017-BNK7 COMPANION	BBCMS 2015-MSQ	BENEFIT REPO
BANK 2017-BNK8	BBCMS 2015-MSQ COMPANION	BENEFIT STREET PARTNERS
BANK 2017-BNK8 COMPANION	BBCMS 2015-SLP	BENEFIT STREET PARTNERS WH
BANK 2017-BNK9	BBCMS 2015-SLP MZ A	BERRY ENTERPRISES WAREHOUSE
BANK 2017-BNK9 COMPANION	BBCMS 2016-ETC	BHMS 2014-ATLS
BANK 2018-BNK10	BBCMS 2016-ETC COMPANION	BHMS 2018-ATLS
BANK 2018-BNK10 COMPANION	BBCMS 2017 C1 Companion	BHR 2018-PRME
BLACKROCK WELLS FARGO WH	BSC05PWR9	BSCMS05TOP20 (COMPANION)_LANDESBANK
BLACKSTONE (BRE/MWT)	BSC06PWR11	BSPCC I WAREHOUSE
BLCP 2014-CLRN	BSC06PWR12	BSPCC II WAREHOUSE
BMARK 2018- B5	BSC06PWR13	BSPRT SUB LENDER II, LLC WH
BMARK 2018-B4	BSC06PWR14	BUCHANAN FUND V
BMARK 2018-B4 COMPANION	BSC07PWR15	BUCHANAN MORTGAGE CAPITAL
BMARK 2018-B5 COMPANION	BSC07PWR16	BWAY 2013-1515
BMC MORTGAGES VI	BSC07PWR17	BWAY 2015-1740
BRDIGE BDS III WELLS REPO	BSC07PWR18	BX 2018-IND
BRIDGE CRE 2018-FL1	BSC99WF2	BXHTL 2015-DRMZ MZ B
BRIDGE CRE 2018-FL3	BSCM02TOP8	BXHTL 2015-JWRZ
BRIDGE CRE 2018-FL3 COMPANION	BSCM03TOP10	BXP 2017-CC
BRIGADE CAPITAL MGMT WAREHOUSE	BSCM03TOP12	BXP 2017-CC COMPANION
BROE WAREHOUSE	BSCM04TOP14	BXP 2017-GM
BS01TOP2	BSCM04TOP16	BXP 2017-GM COMPANION
BSB06001	BSCM05TOP18	BXT 2017-CQHP
BSC00WF2	BSCM05TOP20 (NONPOOLED)	CANTOR CRE LENDING LP
BSC01TP4	BSCM06TOP22	CANTOR REPO WITH MET LIFE
BSC02TP6	BSCM06TOP24	CAPITAL LEASE WAREHOUSE-398
BSC03PWR2	BSCM07TOP26	CAPITAL LEASE WAREHOUSE-526
BSC04PWR3	BSCM07TOP28	CAPITAL SOURCE RELT 2006-A
BSC04PWR4	BSCM07TOP28 (COMPANION) 1_BALDEAGLE	CAPITAL TRUST, INC
BSC04PWR5	BSCM07TOP28 (COMPANION) 2_STARWOOD	CAPLEASE CDO 2005-1
BSC04PWR6	BSCMS05TOP20	CARMEL PARTNERS
BSC05PWR10	BSCMS05TOP20 (COMPANION) 1_NYLIFE	CBA-MEZZANINE CAPITAL FINANCE,
BSC05PWR7	BSCMS05TOP20 (COMPANION) 2_HARTFORDLIFE	CD 2006-CD2
BSC05PWR8	BSCMS05TOP20 (COMPANION) 3_METLIFE	CD 2006-CD3
CD 2007-CD4	CGCMT 2014-GC21	CGCMT 2018-C6
CD 2007-CD4 COMPANION	CGCMT 2014-GC21 COMPANION	CGCMT 2018-C6 COMPANION
CD 2007-CD5	CGCMT 2014-GC25	CGMS 2017-MDDR POOL A
CD 2016 CD2	CGCMT 2015-101A	CGMS 2017-MDDR POOL B
CD 2016-CD2 COMPANION	CGCMT 2015-GC27	CGMS 2017-MDDR POOL C
CD 2017-CD5	CGCMT 2015-GC27 COMPANION	CGRBS 2013-VNO5TH
CD 2017-CD5 COMPANION	CGCMT 2015-GC31	CGWF 2013-RKWH
CD 2017-CD6	CGCMT 2015-GC31 COMPANION	CGWF 2013-RKWH COMPANION
CD 2017-CD6 COMPANION	CGCMT 2015-GC33	CHASE 1999-2
CFCRE 2015-RUM	CGCMT 2015-GC33 Companion	CHASE 2000-3
CFCRE 2016-C3	CGCMT 2015-P1	CHASE-FUNB 1999-1
CFCRE 2016-C3 COMPANION	CGCMT 2015-P1 Companion	CHINA ORIENT ENHANCED INCOME
CFCRE 2016-C4	CGCMT 2015-SSHP	CHT 2017-COSMO
CFCRE 2016-C6	CGCMT 2016-C1	CIBC
CFCRE 2016-C6 COMPANION	CGCMT 2016-C1 COMPANION	CITI REAL ESTATE FUNDING WH
CFCRE 2017-C8	CGCMT 2016-GC36-SPECIAL SERVIC	CITIGROUP 2005 C3
CFCRE 2017-C8 COMPANION	CGCMT 2016-GC37	CITIGROUP 2006 C5
CG FUNDING I LLC	CGCMT 2016-P3	CITIGROUP 2006-FL2 COMPANION
CG FUNDING II LLC	CGCMT 2016-P4	CITIGROUP 2007-C6
CG FUNDING IIII LLC	CGCMT 2016-P4 COMPANION	CITIGROUP 2007-C6 (COMPANION)
CGBAM 2014-HD	CGCMT 2017-1500	CITIGROUP 2012-GC8
CGBAM 2014-HD COMPANION	CGCMT 2017-B1	CITIGROUP 2012-GC8 COMPANION
CGCMT 2013-GC15	CGCMT 2017-B1 COMPANION	CITIGROUP 2013-375P
CGCMT 2013-GC17	CGCMT 2017-P7	CITIGROUP 2013-375P COMPANION
CGCMT 2014-388G	CGCMT 2017-P7 COMPANION	CITIGROUP 2013-GCJ11
CGCMT 2014-GC19	CGCMT 2017-P8	CITIGROUP 2013-SMP
CGCMT 2014-GC19 COMPANION	CGCMT 2017-P8 COMPANION	CITIGROUP CMT 2004 C1
CITIGROUP GLOBAL MARKETS REALTY CORP	COMM 2009-K3	COMM 2014-CCRE20 COMPANION
CITY CENTER 2011-CCHP	COMM 2009-K4 PRIMARY	COMM 2014-FL4
CITY CENTER 2011-CCHP COMPANION	COMM 2010-C1	COMM 2014-FL4 COMPANION
CLAROS MORTGAGE TRUST WAREHOUSE	COMM 2012-9W57	COMM 2014-FL5
CLI INSURANCE SERVICING	COMM 2012-CCRE1	COMM 2014-KYO
CLMT 2016-CLNE	COMM 2012-CCRE2	COMM 2014-LC15
CLNC CREDIT 6 LLC	COMM 2012-CCRE3	COMM 2014-LC15 COMPANION
CLNC Credit 7, LLC	COMM 2012-CCRE4	COMM 2014-LC17
CLNS 2017-IKMZ	COMM 2012-CCRE4 COMPANION	COMM 2014-LC17 COMPANION
CLNS 2017-IKMZ COMPANION	COMM 2012-LC4	COMM 2014-PAT
CLNS 2017-IKPR	COMM 2013-CCRE10	COMM 2014-UB6 PRIMARY ONLY
CMAT 1999 C1	COMM 2013-CCRE10 COMPANION	COMM 2014-UBS3
CMTG GS FINANCE (MACK RE)	COMM 2013-CCRE12	COMM 2014-UBS3 COMPANION
CMTG SG Finance LLC	COMM 2013-CCRE13	COMM 2014-UBS5
CMTG/CN MORTGAGE REIT LLC (MA	COMM 2013-CCRE6	COMM 2014-UBS5 COMPANION
COBALT 2006-C1	COMM 2013-CCRE6 COMPANION	COMM 2015 -3BP
COBALT 2007- C3	COMM 2013-FL3 COMPANION	COMM 2015 CCRE25 Companion
COBALT 2007- C3 COMPANION	COMM 2013-SFS	COMM 2015-3BP MEZZ
COBALT 2007-C2	COMM 2013-THL	COMM 2015-CCRE22
COBALT 2007-C2 COMPANION	COMM 2013-WWP	COMM 2015-CCRE22 COMPANION
COLD 2017-ICE3	COMM 2013-WWP COMPANION	COMM 2015-CCRE23
COLONY CDCFIV WAREHOUSE	COMM 2014-277P	COMM 2015-CCRE23 COMPANION
COLONY COLFINNOMA WAREHOUSE	COMM 2014-BBG	COMM 2015-CCRE24
COLONY NORTHSTAR AMC OPCO WH	COMM 2014-CCRE14	COMM 2015-CCRE24 COMPANION
Colony Northstar Credit Real Estate Inc	COMM 2014-CCRE14 COMPANION	COMM 2015-CCRE25
COLONY NSTAR (CLNC Credit 8 LLC) REPO	COMM 2014-CCRE15 PRIMARY	COMM 2015-CCRE26
COLUMN FINANCIAL	COMM 2014-CCRE20	COMM 2015-CCRE26 COMPANION
COMM 2015-LC23	CSAIL 2015-C2 COMPANION	DAVIS COMPANIES WAREHOUSE
COMM 2015-LC23 COMPANION	CSAIL 2015-C4	DBCCRE 2014-ARCP
COMM 2015-PC1	CSAIL 2016-C7	DBCG 2017-BBG
COMM 2015-PC1 COMPANION	CSAIL 2016-C7 COMPANION	DBGS 2018-1
COMM 2016-787S	CSAIL 2017-C8	DBGS 2018-C1 COMPANION
COMM 2016-787S COMPANION	CSAIL 2017-C8 COMPANION	DBJPM 2016-C1
COMM 2016-CCRE28	CSAIL 2018 -CX12	DBJPM 2016-C1 COMPANION
COMM 2016-DC2	CSAIL 2018-C14	DBJPM 2016-SFC
COMM 2016-DC2 COMPANION	CSAIL 2018-C14 COMPANION	DBJPM 2016-SFC COMPANION
COMM 2017-DLTA	CSAIL 2018-CX12 COMPANION	DBUBS 2011- LC3
COMM 2017-PANW	CSCMC 2007-C4	DBUBS 2011-LC1
COMM 2018-HOME	CSCMT 2007-C2	DBUBS 2011-LC1 COMPANION
COMM 2018-HOME COMPANION	CSCMT 2007-C3	DBUBS 2011-LC2
COMM07FL14	CSF99C01	DBUBS 2017-BRBK
COMM07FL14 (COMPANION) 2_SOCIETE GENERAL	CSFB 2006-C2	DBUBS 2017-BRBK COMPANION
COMM07FL14 (NONPOOLED)	CSFB94CFB1	DBWF 2015-LCM
COMMUNITY SOUTH BANK PORTFOLIO	CSMC 2014-USA	DBWF 2015-LCM COMPANION
CORE 2015- TEXW	CSMC 2016-MFF	DBWF 2016-85T
CORE 2015-CALW	CSMC 2016-NXSR	DBWF 2016-85T COMPANION
CORE 2015-WEST	CSMC 2016-NXSR COMPANION	DBWF 2018-AMXP
COUNTRYWIDE 2007-MF1	CSMC 2017-CHOP	DELPHI CRE FUNDING (ACORE WAREHOUSE)
CPLV 2017-VICI	CSMC 2017-PFHP	DESERT RIDGE MEZZ A WAREHOUSE
CRE/AFS ESCROW ONLY LOANS	CSMC 2017-TIME	DEUTSCHE TRUST COMPANY LIMITED
CRESS 2008-1 CDO_PLAZAELSEGUNDO	CSMC 2018-SITE	DEXIA REAL ESTATE CAPITAL MARK
CREST 2003-2	CSMC 2018-SITE COMPANION	DLJ 1998-CG1
CS FIRST BOSTON 1998 C2	CST 2017-SKY	DLJ 1999-CG1
CSAIL 2015-C2	CSWF 2018-TOP	DLJ 1999-CG2
DLJ 1999-CG3	FREMF 2010-K8	FREMF 2012-K710 PRIMARY ONLY
DMARC 1998-C1	FREMF 2010-K9	FREMF 2012-K711
DOLLAR GENERAL	FREMF 2011 K12 PRIMARY ONLY	FREMF 2012-KP01 PRIMARY ONLY
DRAWBRIDGE WAREHOUSE	FREMF 2011-K10 - PRIMARY ONLY	FREMF 2013 K28 (PRIMARY)
ELLIOTT WAREHOUSE	FREMF 2011-K11	FREMF 2013 K29 (MASTER)
ENERGY PLAZA LEASE TRUST 2002	FREMF 2011-K13	FREMF 2013 K30 MASTER
FG MANAGEMENT (FGUSRED) WAREHOE	FREMF 2011-K14 PRIMARY ONLY	FREMF 2013 K32 PRIMARY ONLY
FII F DEBT ACCT PTE LTD	FREMF 2011-K15	FREMF 2013 K713
First Tennessee Bank	FREMF 2011-K16 - PRIMARY ONLY	FREMF 2013-K24 (PRIMARY ONLY)
FIRSTKEY MASTER SELLER 1 LLC (	FREMF 2011-K701	FREMF 2013-K25
FIVE MILE WAREHOUSE	FREMF 2011-K702	FREMF 2013-K26
FIVE MILE WAREHOUSE (GS)	FREMF 2011-K703	FREMF 2013-K27
FKL 2015-SFR1	FREMF 2011-K704	FREMF 2013-K31
FKL SELLER 1 LLC -WF REPO	FREMF 2011-KAIV PRIMARY ONLY	FREMF 2013-K33
FNMA World Savings	FREMF 2012 - K19 PRIMARY ONLY	FREMF 2013-K34
FORT 2018-1	FREMF 2012-K17 PRIMARY AND SPECIAL	FREMF 2013-K35 (PRIMARY)
FORT CRE 2016-1	FREMF 2012-K18 - PRIMARY ONLY	FREMF 2013-K712 PRIMARY ONLY
FORT CRE 2018-1 COMPANION	FREMF 2012-K20	FREMF 2013-KS01 PRIMARY
FORTRESS (CF TRANS HOLDCO LLC) WAREHOUSE	FREMF 2012-K21 - PRIMARY ONLY	FREMF 2014 - K503-SPECIAL SERV
FORTRESS CREDIT CORP WAREHOUSE	FREMF 2012-K22 (PRIMARY ONLY)	FREMF 2014 K37 (PRIMARY)
FORTRESS REPO WITH NATIXIS	FREMF 2012-K23	FREMF 2014 K39 PRIMARY
FOUR TIMES SQUARE 2006 - 4TS	FREMF 2012-K501 - PRIMARY ONLY	FREMF 2014 K715
FOUR TIMES SQUARE 2006 - 4TS COMPANION	FREMF 2012-K705 - PRIMARY ONLY	FREMF 2014 KS02
FREDDIE MAC 2010 K-SCT	FREMF 2012-K706	FREMF 2014-K36
FREDDIE MAC-WHOLE LOAN FUND 20	FREMF 2012-K707	FREMF 2014-K38 PRIMARY
FREMF 2010-K6 PRIMARY ONLY	FREMF 2012-K708	FREMF 2014-K40
FREMF 2010-K7	FREMF 2012-K709 - PRIMARY ONLY	FREMF 2014-K41 (PRIMARY)
FREMF 2014-K714	FREMF 2015-KJ01 (PRIMARY)	FREMF 2016 KJ08 (PRIMARY AND SPECIAL)
FREMF 2014-K716	FREMF 2015-KJ02	FREMF 2016 KP03 (PRIMARY)
FREMF 2014-K717 PRIMARY	FREMF 2015-KKA PRIMARY	FREMF 2016 KS06
FREMF 2014-KF04	FREMF 2015-KP02 (Primary Only)	FREMF 2016 KS07
FREMF 2014-KF05	FREMF 2015-KS03	FREMF 2016 KW01
FREMF 2014-KF06 PRIMARY	FREMF 2016 K504	FREMF 2016 KX02 (PRIMARY)
FREMF 2014-KX01 (PRIMARY)	FREMF 2016 K52 (PRIMARY)	FREMF 2016-K59
FREMF 2015 - K718	FREMF 2016 K53	FREMF 2016-K60
FREMF 2015-K1501 PRIMARY	FREMF 2016 K54 (PRIMARY)	FREMF 2016-K723 (PRIMARY AND SPECIAL)
FREMF 2015-K42	FREMF 2016 K55	FREMF 2016-KF16-SPECIAL SERVIC
FREMF 2015-K43 (PRIMARY)	FREMF 2016 K56 (PRIMARY)	FREMF 2016-KF24 (PRIMARY)
FREMF 2015-K44	FREMF 2016 K57	FREMF 2016-KF25 (PRIMARY)
FREMF 2015-K45	FREMF 2016 K722 (PRIMARY)	FREMF 2016-KJ04-SPECIAL SERVIC
FREMF 2015-K46 PRIMARY	FREMF 2016 KBAM (PRIMARY AND SPECIAL)	FREMF 2016-KJ07-SPECIAL SERVIC
FREMF 2015-K47	FREMF 2016 KC01 (PRIMARY AND SPECIAL)	FREMF 2016-KJ09 (PRIMARY AND SPECIAL)
FREMF 2015-K48	FREMF 2016 KF13 (PRIMARY)	FREMF 2017-K61
FREMF 2015-K49	FREMF 2016 KF14	FREMF 2017-K62
FREMF 2015-K50 (PRIMARY)	FREMF 2016 KF15	FREMF 2017-K63-SPECIAL SERVICE
FREMF 2015-K51	FREMF 2016 KF17 (PRIMARY)	FREMF 2017-K64
FREMF 2015-K719	FREMF 2016 KF18 (PRIMARY AND SPECIAL)	FREMF 2017-K65
FREMF 2015-K720	FREMF 2016 KF19	FREMF 2017-K66
FREMF 2015-K721	FREMF 2016 KF20 (PRIMARY AND SPECIAL)	FREMF 2017-K67
FREMF 2015-KF07 (PRIMARY)	FREMF 2016 KF21 (PRIMARY)	FREMF 2017-K68
FREMF 2015-KF09 (Primary Only)	FREMF 2016 KF23 (PRIMARY AND SPECIAL)	FREMF 2017-K69
FREMF 2015-KF10 (PRIMARY)	FREMF 2016 KIR1	FREMF 2017-K70
FREMF 2015-KF11	FREMF 2016 KJ03 (PRIMARY AND SPECIAL)	FREMF 2017-K71
FREMF 2015-KF12	FREMF 2016 KJ05 (PRIMARY AND SPECIAL)	FREMF 2017-K725
FREMF 2017-K726	FREMF 2017-KJ18	FREMF 2018-K83
FREMF 2017-K727	FREMF 2017-KL01	FREMF 2018-K84
FREMF 2017-K728	FREMF 2017-KP04	FREMF 2018-K86
FREMF 2017-K729	FREMF 2017-KS08	FREMF 2018-KBF2
FREMF 2017-KBF1	FREMF 2017-KS09	FREMF 2018-KBX1
FREMF 2017-KF27	FREMF 2017-KSW3 SPECIAL SERVICE	FREMF 2018-KF42
FREMF 2017-KF28	FREMF 2017-KT01	FREMF 2018-KF43
FREMF 2017-KF29	FREMF 2017-KW02	FREMF 2018-KF44
FREMF 2017-KF30	FREMF 2017-KW03	FREMF 2018-KF45
FREMF 2017-KF31	FREMF 2018-K102	FREMF 2018-KF46
FREMF 2017-KF32	FREMF 2018-K1505	FREMF 2018-KF47
FREMF 2017-KF34	FREMF 2018-K1506	FREMF 2018-KF48
FREMF 2017-KF35	FREMF 2018-K1507	FREMF 2018-KF49
FREMF 2017-KF36	FREMF 2018-K1508	FREMF 2018-KF50
FREMF 2017-KF37	FREMF 2018-K72	FREMF 2018-KF51
FREMF 2017-KF38	FREMF 2018-K73	FREMF 2018-KF52
FREMF 2017-KF39	FREMF 2018-K730	FREMF 2018-KF53
FREMF 2017-KF40	FREMF 2018-K731	FREMF 2018-KF55
FREMF 2017-KF41	FREMF 2018-K732	FREMF 2018-KF56
FREMF 2017-KGS1	FREMF 2018-K75	FREMF 2018-KHG1
FREMF 2017-KJ11	FREMF 2018-K76	FREMF 2018-KI01
FREMF 2017-KJ12	FREMF 2018-K77	FREMF 2018-KI03
FREMF 2017-KJ13	FREMF 2018-K78	FREMF 2018-KJ19
FREMF 2017-KJ14	FREMF 2018-K79	FREMF 2018-KJ20
FREMF 2017-KJ15	FREMF 2018-K80	FREMF 2018-KJ22
FREMF 2017-KJ16	FREMF 2018-K81	FREMF 2018-KJ23
FREMF 2017-KJ17	FREMF 2018-K82	FREMF 2018-KL02
FREMF 2018-KL03	FUNB 2001 C3	GPMT 2018-FL1
FREMF 2018-KP05	FUNB 2001 C3 B NOTES	GPMT 2018-FL1 COMPANION
FREMF 2018-KS10	FUNB 2001 C4	GRACE 2014-GRCE
FREMF 2018-KSL1	FUNB/CHASE 1999 C2	GRAND PACIFIC BUSINESS LOAN TRUST 2005-1
FREMF 2018-KSW4	FUNB99C1	GRANITE WAREHOUSE
FREMF 2018-KW04	FUNB-BA 2001 C1	GRASS RIVER SUB AGREEMENT
FREMF 2018-KW05	GAHR 2015-NRF	GREENWICH CAPITAL FINANCIAL PRODUCTS INC
FREMF 2018-KW06	GCCP H-1, LLC (GROSSMAN)	GREENWICH CCFC 05 GG5 (COMPANION)
FREMF 2018-KW07	GE 2002 C2	GREENWICH CCFC 2002 C1
FREMF 2018-KX03	GE 2006 C1	GREENWICH CCFC 2003-C2
FRESB 2018-SB47	GECC 2001-3	GREENWICH CCFC 2004-GG1
FRESB 2018-SB50	GECC 2002-1	GREENWICH CCFC 2005-GG5
FRESB 2018-SB51	GECC 2002-3	GREENWICH CCFC 2007-GG11
FRESB 2018-SB53	GECMC 2004 C2	GREENWICH CCFC 2007-GG11 COMPANION
FRESB 2018-SB55	GECMC 2007-C1	GREENWICH CCFC 2007-GG9
FRESB 2018-SB57	GEMINI ALTO CENTERVILLE WAREHOUSE	GREENWICH CCFC 2007-GG9 COMPANION
FRETE 2017-ML01	GERMAN AMERICAN CAPITAL CORPORATION WARE	GS 2017-STAY
FRETE 2017-ML03	GOLDMAN 2006-GG6	GS COMMERCIAL REAL ESTATE WAREHOUSE
FRETE 2018-ML04	GOLDMAN 2006-GG6 COMPANIONS	GSMS 2010-C2
FS CREIT FINANCE GS1	GOLDMAN 2006-GG8	GSMS 2010-C2 COMPANION
FS CREIT FINANCE WF-1 LLC	GOLDMAN 2006-GG8 COMPANIONS	GSMS 2011-GC3
FULB 1997 C2	GOLDMAN 2007-GG10	GSMS 2011-GC5
FUNB 1999 C4	GOLDMAN 2007-GG10 COMPANION	GSMS 2011-GC5 COMPANION
FUNB 2000 C1	GOLDMAN 2010-K5 - PRIMARY ONLY	GSMS 2012-ALOHA
FUNB 2000 C2	GOLDMAN SACHS 2005-ROCK	GSMS 2012-BWTR
FUNB 2001 C2	GOLDMAN SACHS WAREHOUSE	GSMS 2012-GCJ7
FUNB 2001 C2 B NOTES	GP COMMERCIAL WF LLC REPO	GSMS 2012-GCJ7 COMPANION
GSMS 2012-GCJ9	GSMS 2017-GS8	HILTON 2016-HHV COMPANION
GSMS 2012-SHOP	GSMS 2017-GS8 COMPANION	HILTON 2016-SFP
GSMS 2012-TMSQ	GSMS 2017-SLP	HMH 2017-NSS
GSMS 2013-GC10	GSMS 2017-SLP COMPANION	HUDSON YARDS 2016-10HY
GSMS 2013-GC13	GSMS 2017-SLP REIT	HUDSON YARDS 2016-10HY COMPANI
GSMS 2013-GCJ12	GSMS 2018-3PCK	HYUNDAI INVESTMENTS (10HY MEZZ
GSMS 2013-GCJ14	GSMS 2018-CHILL	IMT 2017-APTS
GSMS 2013-GCJ16	GSMS 2018-GS10	Inland Mortgage Capital LLC Warehouse
GSMS 2013-KING	GSMS 2018-GS10 COMPANION	Inland Mortgage Lending REPO
GSMS 2014-GC18	GSMS 2018-GS9	Inpoint CS Loan (soundpoint Credit Suisse Repo)
GSMS 2014-GC22	GSMS 2018-GS9 COMPANION	INPOINT REIT OPERATING PARTNER
GSMS 2014-GC22 COMPANION	GSMS 2018-LUAU	Invesco CMI Investments, LP
GSMS 2014-GC26	GSMS 2018-RIVR	IRVINE CORE OFFICE TRUST 2013-IRV
GSMS 2015-590M	GSMS 2018-SRP5	JEMB MADISON AVE LLC (BASIS I - 292 MAD)
GSMS 2015-590M COMPANION	GSMS 2018-TWR	JLC V WAREHOUSE
GSMS 2015-GC28	GSMSC 2010-C1	JLC VII WAREHOUSE
GSMS 2015-GC34	GSMSC 2010-C1 COMPANION	JLC WAREHOUSE I LLC
GSMS 2015-GC34 COMPANION	GSMSC04GG2	JLC WAREHOUSE II LLC
GSMS 2015-GS1	GSMSC04GG2 (COMPANION) 1_VARIABLELIFE	JLC WAREHOUSE IV LLC (DEUTSCHE REPO)
GSMS 2016 GS4	H/2 SO IV FUNDING I (WF SUB)	JLC WH & MEZZ VI LLC (JEFFRIES REPO)
GSMS 2016-GS4 COMPANION	Hana Alternative Private Real Estate Trust No. 70	JLC WH & MEZZ VI LLC PT2 (JEFFRIES REPO)
GSMS 2016-RENT	Hana Alternative Private Real Estate Trust No. 71	John Hancock GA Mortgage Trust
GSMS 2016-RENT COMPANION	Hancock Capital Investment Management	JP MORGAN CHASE
GSMS 2017-375H	HANGANG WAREHOUSE	JPM 2012-CIBX COMPANION
GSMS 2017-500K	HBST 2015-HBS	JPM Hilton Orlando Trust 2018-HLTNO
GSMS 2017-GS7	HILLCREST WAREHOUSE	JPM06CIBC15
GSMS 2017-GS7 COMPANION	HILTON 2016-HHV	JPM06CIBC17
JPM07CIBC19	JPMBB 2015-C33 Companion	JPMCC 2014-DSTY
JPM08C2	JPMBB 2016-C1	JPMCC 2014-FL5
JPM2006LDP8	JPMC 2001 CIBC3	JPMCC 2014-FL5 COMPANION
JPM2007LDP12	JPMC 2002 C1	JPMCC 2015-COSMO
JPM6LDP9	JPMC 2002 C2	JPMCC 2015-JP1
JPMBB 2013-C15	JPMC 2002 CIBC5	JPMCC 2015-JP1 COMPANION
JPMBB 2013-C15 COMPANION	JPMC 2003 CIBC6	JPMCC 2016-ASH
JPMBB 2013-C17	JPMC 2003 ML1	JPMCC 2016-COSMO
JPMBB 2013-C17 COMPANION	JPMC 2003-C1	JPMCC 2016-JP2
JPMBB 2014 - C21 COMPANION	JPMC 2005-LDP2	JPMCC 2016-JP2 COMPANION
JPMBB 2014-C21	JPMC 2006 FL2	JPMCC 2016-JP4
JPMBB 2014-C22	JPMC 2006 FL2 COMPANION	JPMCC 2016-JP4 COMPANION
JPMBB 2014-C22 COMPANION	JPMC 2006-LDP7	JPMCC 2016-NINE
JPMBB 2014-C23	JPMC 2006-LDP9	JPMCC 2016-NINE COMPANION
JPMBB 2014-C23 COMPANION	JPMC 2006-LDP9 COMPANION	JPMCC 2017-FL10
JPMBB 2014-C24	JPMC 2011-PLSD	JPMCC 2017-FL10 COMPANION
JPMBB 2014-C24 COMPANION	JPMC 2012-CIBX	JPMCC 2017-JP7
JPMBB 2014-C25	JPMC 2014-C20	JPMCC 2017-MARK
JPMBB 2014-C25 COMPANION	JPMC 2014-C20 COMPANION	JPMCC 2017-MARK COMPANION
JPMBB 2015-C28	JPMC03LN1	JPMCC 2018-ASH8
JPMBB 2015-C28 COMPANION	JPMCC 2007-LDP10	JPMCC 2018-LAQ (La Quinta Hotel
JPMBB 2015-C29	JPMCC 2007-LDP10 COMPANION	JPMCC 2018-PTC
JPMBB 2015-C30	JPMCC 2007-LDP11	JPMCC 2018-PTC COMPANION
JPMBB 2015-C30 COMPANION	JPMCC 2007-LDP11 COMPANION	JPMDB 2016-C2
JPMBB 2015-C32	JPMCC 2012-C6	JPMDB 2016-C2 COMPANION
JPMBB 2015-C32 COMPANION	JPMCC 2013-C16	JPMDB 2016-C4
JPMBB 2015-C33	JPMCC 2013-C16 COMPANION	JPMDB 2016-C4 COMPANION
JPMDB 2017-C5	LB UBS 2004 C6	LB-UBS 2007-C6 (COMPANION)
JPMDB 2017-C5 COMPANION	LB UBS 2004 C6 COMPANION	LB-UBS 2007-C7
JPMDB 2018-C8	LB UBS 2004 C7	LBUBS05C2
JPMDB 2018-C8 COMPANION	LB UBS 2004 C8	LBUBS05C3
JW MARRIOTT 2017 MEZZ	LB UBS 2004 C8 COMPANION	LBUBS05C3 (COMPANION) 1_SORINRE
KGS-ALPHA REAL ESTATE	LB UBS 2005 C1	LBUBS05C3 (SENIOR MEZZ) 1_METLIFE
KGS-ALPHA RECM WH REPO W/ CITIBANK	LB UBS 2005 C1 COMPANION	LBUBS05C3 (SENIOR MEZZ) 2_ING
KIWOOM NONGHYUP WAREHOUSE	LB UBS 2006-C4	LBUBS05C3 (SENIOR MEZZ) 3_LRP
KTB CRE Debt Fund No. 14-1 and KTB CRE Debt Fund No. 14-2	LB UBS 2006-C4 COMPANION	LBUBS05C3 (SENIOR MEZZ) 4_AIBDEBT
LADDER CAPITAL LLC REPO	LB UBS 2006-C6	LBUBS05C3 (SENIOR MEZZ) 5_BAYERISCHE
LADDER CAPITALVIII REPO	LB UBS 2006-C7	LBUBS2005C2 COMPANION
LADDER DEUTSCHE REPO	LB UBS 2006-C7 COMPANION	LBUBS2005C3 COMPANION
LADDER JPM REPO	LB UBS 2007-C2 COMPANION	LCCM 2014-909
LADDER MET LIFE REPO	LB UBS 2008-C1	LCCM 2017-FL1
LADDER VI REIT WAREHOUSE	LB-UBS 2003 C5	LCCM 2017-FL2
LADDER VI TRS WAREHOUSE	LB-UBS 2003-C1	LCCM 2017-FL2 COMPANION
LADDER WELLS FARGO REPO	LB-UBS 2003-C3	LCCM 2017-LC26
LB 1998 C4	LB-UBS 2005 C5	LCCM 2017-LC26 COMPANION
LB 1999 C1	LB-UBS 2005 C7	LCCM2013GCP
LB 1999 C2	LB-UBS 2005-C7 COMPANION	LCF UBS Bank Repo
LB UBS 2000 C5	LB-UBS 2006 C1	LCRT HOLDINGS LLC WAREHOUSE
LB UBS 2001 C3	LB-UBS 2006 C1 COMPANION	LEHMAN BROTHERS WAREHOUSE
LB UBS 2002 C2	LB-UBS 2006 C3	LEHMAN-UBS 2005 C5 COMPANION
LB UBS 2002 C7	LB-UBS 2006-C3 COMPANION	LIBREMAX WAREHOUSE
LB UBS 2003 C8	LB-UBS 2006-C6 COMPANION	LOANCORE (JEFFERIES) WAREHOUSE
LB UBS 2004 C1	LB-UBS 2007-C2	LOANCORE CAPITAL REIT WAREHOUSE
LB UBS 2004 C4	LB-UBS 2007-C6	LONE STAR REPO WITH WELLS FARGO
LONESTAR (RELIUS) WAREHOUSE 2013	MERRILL LYNCH 1996 C2	MLCFC07-6
LONESTAR REPO WITH CB	MERRILL LYNCH 1998 C2	MLCFC07-6 (COMPANION)_ASTAR
LSTAR 2015-3	MERRILL LYNCH 2008-C1	MLCFC07-8
LSTAR 2016-4	MEZZ CAP 2004-C1	MLCFC07-9
LSTAR 2017-5	MEZZ CAP 2004-C2	MLFT 2006-1
LSTAR 2017-5 COMPANION	MEZZ CAP 2005-C3	MLFT 2006-1 (COMPANION)_CAPTRUST
LSTAR I LLC REPO	MEZZ CAP 2006-C4	MLMT 2002 MW1
LSTAR II LLC (CITIREPO)	MEZZ CAP 2007-C5	MLMT 2005-CKI1
LVS II SPE III LLC (AFFILIATE OF PIMCO)	MEZZ CAP LLC (FKA CBA MEZZ)	MLMT 2006-C2
LVS II SPE XXI (PIMCO WH)	MEZZ CAP REIT I, INC	MLMT06C1
M360 2018-CRE CLO	MFF MEZZANINE	MLMT07C1
M360 2018-CRE1 COMPANION	MIDAS ASSET WAREHOUSE	MORGAN GUARANTY TRUST CO. OF NY
M360 JP WAREHOUSE	MILLINIUM INMARK NONGHYUP	MORGAN STANLEY
M360 WH-1 FL Seller, LLC	Mirae Asset Management	MORGAN STANLEY 2007 IQ14
MACH I HILLCREST INVESTMENTS WH	MKP CREDIT MASTER FUND MEZZANINE	MORGAN STANLEY 2007-HQ13
MACH II HILLCREST INVESMENTS	MKP CREDIT MASTER FUND WAREHOUSE	MORGAN STANLEY 2007-HQ13 COMPANION
MACK RE BAR	ML 1997-C2	MORGAN STANLEY 2011-C3
MAD 2017-330M	ML 1998-C3	MORGAN STANLEY BAML 2012-C6
MAGUIRE CAPITAL GROUP WH	ML-CFC 2006-1	MORGAN STANLEY SHADOW
MAIDEN 2008-1	ML-CFC 2006-2	MORGAN STANLEY WAREHOUSE
MAN REAL ESTATE DEBT INVESTMENT	MLCFC 2007 C7	MS01TOP1
MARATHON ASSET MANAGEMENT, LLC	ML-CFC 2007-6	MS03TOP11
MARATHON MAM REPO	ML-CFC 2007-7	MS04TOP13
MARATHON REAL ESTATE CDO 2006-1	ML-CFC 2007-7 COMPANION	MS04TOP15
MC FIVE MILE SPE B LLC (COLUMN REPO)	MLCFC06-4	MS05TOP17
MDC01TP5	MLCFC07-5	MS05TOP19
MDC02TP7	MLCFC07-5 (COMPANION)_LEXINGTON	MS06TOP21
MS06TOP23	MSBAM 2015-C24 COMPANION	MSC 2018-H3
MS06TOP23 (COMPANION)_LANDESBANK	MSBAM 2015-C25	MSC 2018-H3 COMPANION
MS07TOP25	MSBAM 2015-C25 COMPANION	MSC 2018-MP
MS07TOP27	MSBAM 2015-C26	MSC 2018-MP COMPANION
MS07TOP27 AW34 (NONPOOLED)	MSBAM 2015-C27	MSC04HQ4
MS08TOP29	MSBAM 2015-C27 COMPANION	MSC05HQ6
MS2000PRIN	MSBAM 2016-C28	MSC05HQ6 (COMPANION)_PRUDENTIAL
MSBAM 2013-C11	MSBAM 2016-C28 COMPANION	MSC05HQ7
MSBAM 2013-C11 COMPANION	MSBAM 2016-C29	MSC06HQ10
MSBAM 2013-C12	MSBAM 2016-C30	MSC06IQ11
MSBAM 2013-C12 COMPANION	MSBAM 2016-C30 COMPANION	MSC07HQ12
MSBAM 2013-C13	MSBAM 2016-C31	MSC07HQ12 (COMPANION) 1_CIT
MSBAM 2013-C8	MSBAM 2016-C31 COMPANION	MSC07HQ12 (COMPANION) 2_DEUTSCHEAG
MSBAM 2013-C8 COMPANION	MSBAM 2016-C32	MSC07IQ13
MSBAM 2014-C14	MSBAM 2017-C33	MSC07IQ14
MSBAM 2014-C15	MSBAM 2017-C33 COMPANION	MSC07IQ16
MSBAM 2014-C15 COMPANION	MSBAM 2017-C34	MSC98WF2
MSBAM 2014-C16	MSBAM 2017-C34 COMPANION	MSC99WF1
MSBAM 2014-C17	MSC 2014-CPT	MSCBB 2016-MART
MSBAM 2014-C18	MSC 2014-MP	MSCBB 2016-MART COMPANION
MSBAM 2014-C19	MSC 2015-420	MSCCG 2018-SELF
MSBAM 2014-C19 COMPANION	MSC 2015-420 COMPANION	MSCI 2016-PSQ
MSBAM 2015-C22	MSC 2016-BNK2	MSCI03IQ6
MSBAM 2015-C22 COMPANION	MSC 2016-BNK2 Companion	MSCI04HQ3
MSBAM 2015-C23	MSC 2017-ASHF	MSCI04IQ7
MSBAM 2015-C23 COMPANION	MSC 2017-HR2	MSCI04IQ8
MSBAM 2015-C24	MSC 2017-HR2 COMPANION	MSCI05IQ9
MSCI06HQ8	NLY 2014-FL1	ONE LINCOLN 2004-C3
MSCI06HQ9	NORTEL NETWORKS TRUST 2001-1	ONE WEST BANK REPO
MSCI06TOP21 (NONPOOLED)	NORTHSTAR (CB LOAN NT-II,LLC) CB REPO	ONE WILLIAM STREET (OWS CF IV
MSCI2007IQ16	NORTHSTAR (IVERNESS HOTEL SLNT-II) REPO	ONE WILLIAM STREET (OWS CF V L
MSD01TP3	NORTHSTAR (NS HEALTHCARE PT 2) WAREHOUSE	ONE WILLIAM STREET (OWS CF V S
MSDB 2017-712F	NORTHSTAR 2013-1 (CLO)	ONE WILLIAM STREET CAP MASTER FUND WH
MSDW03HQ2	NORTHSTAR 2016-1	OPC KMPM LLC (OAKPASS) WH
MSDW03TOP9	NORTHSTAR CDO IX PRIMARY (MEMORIAL MALL)	OREI I INVESTMENTS LLC (OHANA)
MSDWMC OWNER TRUST 2000-F1	NORTHSTAR CDO VI	OREI II INVESTMENTS LLC (OHANA)
MSFMSFF WH	NORTHSTAR CDO VIII	OREI MEZZ II OHANA WAREHOUSE
MSJP 2015-HAUL	NORTHSTAR DB LOAN NT-II REPO	OWS ABS MASTER FUND II, LP
MSSG 2017-237P	NORTHSTAR WAREHOUSE	OWS BACF SPV LLC (OWS WH)
MSSG 2017-237P COMPANION	NORTHSTAR-CITI REPO WAREHOUSE	OWS BCA FUNDING WAREHOUSE
MUFG UNION BANK WAREHOUSE	NORTHSTAR-DB REPO WAREHOUSE (NRFC)	OWS CF II SPV LLC Warehouse
NATIXIS WAREHOUSE	NORTHSTAR-DB REPO WAREHOUSE (NSINCOME)	OWS CF III WAREHOUSE
NBS REAL ESTATE CAPITAL WAREHOUSE	NS INCOME REIT HOLDINGS LLC WH	OWS CF SUB I WAREHOUSE
NCMS 2018-850T	NS RE INCOME OPERATING PARTNESHIP II, LP	OWS CF VA SPV WAREHOUSE
NCMS 2018-850T COMPANION	NStar (MS Loan NT-I, LLC) MS Repo	OWS CF VI SPV WAREHOUSE
NCMS 2018-ALXA	NSTAR (MS LOAN NT-II, LLC) MS REPO	OWS CF VIA SPV, LLC
NCMS 2018-ALXA COMPANION	NXT CAPITAL FUNDING II, LLC	OWS COF I MASTER WH
NCMS 2018-FL1	OAKTREE BAHAMAS ROF7 MEZZ	OWS COMMERCIAL FUNDING II, LTD
NCMS 2018-FL1 COMPANION	OBP DEPOSITOR, LLC TRUST 2010-OBP	OWS Commercial Funding, LLC
NCMS 2018-PREZ	OCH ZIFF CG FUNDING I LLC	OWS CREDIT OPPORTUNITY I WH
NCMS 2018-PREZ COMPANION	OCH ZIFF CG FUNDING II LLC	OWS I ACQUISITIONS, LLC WH
NCMS 2018-SOX	OCM OXFORD WAREHOUSE	OXFORD PROPERTIES WAREHOUSE
NCMS 2018-SOX COMPANION	OMEGA WAREHOUSE	OXFORD PROPERTIES WAREHOUSE 2
NCMS 2018-TECH	OMPT 2017-1MKT	PCMT03PWR1
PCT 2016-PLSD	PRIME PFP VI SUB I Warehouse	RECM FANNIE MAE TRANSFER
PDILS PCILS PFLEX (PIMCO)	PRIME PFP VI SUB IX Warehouse	RECM GUGGENHEIM
PEOPLE'S UNITED BANK_COLE MT AND PPG (PA	PRIME AND METLIFE REPO	RECM NUVEEN
PFP 2015-2	PRIME FINANCE PARTNERS II, L.P.	RECM WFFL SELF STORAGE
PFP 2017-3 CLO	PRIME FINANCE PARTNERS III, LP	REGIONS BANK WAREHOUSE
PFP 2017-3 CLO COMPANION	PRIME MORGAN STANLEY REPO	REMIC ASSET HOLDINGS WAREHOUSE
PFP 2017-4 CLO	PRIME PFP VI WAREHOUSE	RESOURCE (RCC REAL ESTATE SPE
PFP 2017-4 COMPANION	PRIME REPO WITH METLIFE	RESOURCE 2013-CRE1
PFP II SUB I, LLC	PRIME REPO WITH U.S. BANK	RESOURCE 2014-CRE2
PFP III 2014-1	PROPHET WAREHOUSE	RESOURCE CAPITAL CORP. WAREHOUSE
PFP III SUB I, LLC	PROSIRIS Warehouse	RESOURCE CAPITAL REPO WAREHOUSE
PFP V SUB I LLC	PSBAmherst Finance Construction WH	RESOURCE REAL ESTATE FUNDING CDO 2006-1
PFP V SUB I LLC REPO	QCMT13QC	RESOURCE REF CDO 2007-1
PFP V SUB II LLC	Quadrant Debt Fund, LP	RESOURCE REPO (WF) WAREHOUSE
PFPIII	Quadrant Mezz Fund, LP (approved under QMP Management LLC)	RESOURCES REPO WITH DB
PILLAR FUNDING (COLUMN FINANCIAL REPO)	QUADRANT MEZZANINE WAREHOUSE	Rialto Real Estate Fund III-Debt LP
PILLAR FUNDING LLC WAREHOUSE	RAITH RE FUND I LP WAREHOUSE	RIALTO REPO W/ GS
PIMCO (GCCU I LLC)	RAITH WAREHOUSE	RIALTO REPO WITH WF
PIMCO (TOCU I LLC)	RAMSFIELD (CVI ESJ LLC ) WAREH	RIALTO WAREHOUSE 2013
PIMCO (TOCU II AND GCCU II) WH	RAYMOND JAMES BANK	RIVER MARKET BROE WAREHOUSE
PIMCO Bermuda Trust II: Pimco Bermuda Income Fund	RBS Citizens	RLJ III - FINANCE HOLDINGS, LLC
PIMCO FUND WAREHOUSE	RBSCF 2013-GSP	RMF SUB 4 LLC (CITIREPO)
PIMCO Funds: PIMCO Income Fund	RBSCF 2013-SMV	RMF SUB 5 (BARCLAYS REPO)
PIMCO Funds: PIMCO Total Return Fund	RCC REAL ESTATE WAREHOUSE	RMF SUB LLC WF REPO
PIMCO/GOLDMAN REPO	RCP SUB WF REPO	RMF SUB2 LLC (RIALTO REPO)
PNC Bank	RECM AND COMPASS (KR OFFICE 2)	ROC BRIDGE (BARCLAY REPO)
PREDF WAREHOUSE	RECM FANNIE MAE II	ROC DEBT STRATEGIES (BRIDGE RE)
ROC DEBT STRATEGIES II MORGAN	SHELTER GROWTH OPPORTUNITIES	Starwood Property Mortgage Sub-21, LLC and Starwood Property Mortgage Sub-21-A LLC
ROC DEBT STRATEGY FUND MANAGER LLC	SHELTER OPPORTUNITIES WAREHOUSE	STARWOOD SUB 14 REPO
ROCKINCOME WAREHOUSE	SILVERPEAK RE FINANCE LLC WAREHOUSE	STARWOOD16 REPO
ROCKWOOD (375 PARK) WAREHOUSE	SINGERMAN (RIDGMAR MEZZ LOAN)	STRATEGIC ASSET SERVICES LLC W
ROCKWOOD CAPITAL LLC	SL GREEN - JPM REPO	STRATEGIC ASSET SERVICES MEZZ
ROCKWOOD CAPITAL REAL ESTATE	SL GREEN REALTY CORP/GRAMERCY	STRATEGIC LAND JOINT VENTURE 2
ROCKWOOD CAPITAL, LLC (NORTHROCK)	SL GREEN WAREHOUSE	STWD 2018-URB
ROSS 2017-ROSS	SMC 2017-TIME COMPANION	SUMITOMO WAREHOUSE
RREF III RIALTO WAREHOUSE	SOCIETE GENERALE WAREHOUSE	TALL PINES WAREHOUSE
RSO 2015-CRE3	SOUND MARK HORIZONS FUND LP WAREHOUSE	TCG BARRETT WOODS HOLDING WH
RSO 2015-CRE3 Companion	SOVEREIGN BANK NA	TD BANK
RSO 2015-CRE4	SPREF WH I LLC (DEUTSCHE REPO)	TEACHERS INSURANCE & ANNUITY ASSOCIATION
RSO 2015-CRE4 (Companion)	SPREF WH II WF REPO	TIAA 2007-C4
SAPIR ORGANIZATION(1009 5TH AV	SPREF WH III (SILVERPEAK) COLUMN REPO	TIMES SQUARE HOTEL TRUST
SAS WAREHOUSE 2013 (H2)	SRE FW MEZZ WAREHOUSE (RIDGMAR MEZZ)	TISHMAN TFO II LLC WAREHOUSE
SBL 2015-KIND	SRPT 2014-STAR	TMSQ 2014-1500
SBL 2016-KIND	STARWOOD (JP MORGAN REPO)	TOCU II LLC (PIMCO ENTITY)
SCG 2013-SRP1	STARWOOD CAP REPO	TOCU II, LLC (PIMCO SLAM)
Seer Capital Management LP	STARWOOD CITI REPO SUB 6	TOLIS CINCI WAREHOUSE
SFAVE 2015-5AVE	STARWOOD METLIFE REPO	TRIANGLE (NORTHSIDE-ROSSER DEB
SG CAPITAL PARTNERS WAREHOUSE	STARWOOD MORT FUNDING-MORGAN STANLEY REP	TRIANGLE (NORTHSIDE-ROSSER DEBT HOLDING)
SG CAPITAL PARTNERS/ FORETHOUG	STARWOOD MORT SUB 18 AND SUB 1	TRIANGLE TCG POINTE WAREHOUSE
SGCMS 2016-C5	STARWOOD MORTGAGE CAPITAL WAREHOUSE	TRIANGLE WAREHOUSE
SGCMS 2016-C5 COMPANION	STARWOOD MORTGAGE FUNDING V LL	TRT LENDING REPO WAREHOUSE
SGCP 2018-FL1	STARWOOD PROPERTY MORTGAGE LLC WAREHOUSE	TRT LENDING SUBSIDIARY II LLC WAREHOUSE
SGCP 2018-FL1 COMPANION	Starwood Property Mortgage Sub-19, LLC and Starwood Property Mortgage Sub-19-A LLC	TRT LENDING SUBSIDIARY LLC
SHELTER GROWTH FUND I MRA WH	STARWOOD PROPERTY MORTGAGE SUB-2, L.L.C.	TRTX 2018-FL1 CLO
TRTX 2018-FL1 COMPANION	VERTICAL CRE CDO	WACHOVIA 2006 WHALE 7 NON TRUST
TRU TRUST 2016-TOYS	Vestas Qualified Investors Private Real Estate Fund Investment Trust No. 35	WACHOVIA 2006-C23
TSQ 2018-20TS COMPANION	VNO 2012-6AVE	WACHOVIA 2006-C24
TUEBOR WAREHOUSE (LADDER)	VORNADO DP LLC 2010-VNO	WACHOVIA 2006-C25
UBS 2012-C1	VORNADO REALTY L.P. WAREHOUSE	WACHOVIA 2006-C25 (COMPANION)
UBS 2017-C1	WABR16BOCA SPECIAL SERVICING	WACHOVIA 2006-C26
UBS 2017-C1 COMPANION	WACHOVIA 2002 C2	WACHOVIA 2006-C27
UBS 2017-C4	WACHOVIA 2003 C3	WACHOVIA 2006-C27 - COMPANION
UBS 2017-C4 COMPANION	WACHOVIA 2003-C4	WACHOVIA 2006-C28
UBS 2017-C6	WACHOVIA 2003-C5	WACHOVIA 2006-C29
UBS 2017-C6 COMPANION	WACHOVIA 2003-C6	WACHOVIA 2006-C29 COMPANION
UBS 2017-C7	WACHOVIA 2003-C7	WACHOVIA 2006-WHALE 7
UBS 2017-C7 COMPANION	WACHOVIA 2003-C9	WACHOVIA 2007-C30
UBS 2018-C10	WACHOVIA 2004 C10	WACHOVIA 2007-C30 COMPANION
UBS 2018-C10 COMPANION	WACHOVIA 2004 C11	WACHOVIA 2007-C31
UBS AG WAREHOUSE	WACHOVIA 2004 C14	WACHOVIA 2007-C31 COMPANION
UBS WAREHOUSE	WACHOVIA 2004 C15	WACHOVIA 2007-C32
UBS-BARCLAYS 2012-C2	WACHOVIA 2004-C11 (COMPANION)	WACHOVIA 2007-C32 COMPANION
UBS-BARCLAYS 2012-C4	WACHOVIA 2004-C12	WACHOVIA 2007-C33
UBS-CITIGROUP 2011-C1	WACHOVIA 2005 C17	WACHOVIA 2007-C33 COMPANION
UBSCM 2018-NYCH	WACHOVIA 2005-C16	WACHOVIA 2007-C34
UCB07-1	WACHOVIA 2005-C18	WACHOVIA 2007-C34 COMPANION
UNION BANK	WACHOVIA 2005-C19	WACHOVIA 2007-WHALE 8
US 2018-USDC	WACHOVIA 2005-C20	WACHOVIA 2007-WHALE 8 NON TRUST
US BANK NA	WACHOVIA 2005-C21	WACHOVIA GENERAL PARTICIPANT
VALSTONE WAREHOUSE	WACHOVIA 2005-C21 (COMPANION)	WACHOVIA RED - TAX CREDIT
VDNO 2013-PENN	WACHOVIA 2005-C22	WACHOVIA STRUCTURED FINANCE
WALNUT141 WAREHOUSE	WFCM 2013-120B	WFCM 2015-NXS2 COMPANION
WASHINGTON SUB, LLC	WFCM 2013-BTC	WFCM 2015-NXS3
WELLS FARGO BANK-PARTICIPATION	WFCM 2013-LC12	WFCM 2015-NXS3 COMPANION
WELLS FARGO IMMG	WFCM 2013-LC12 COMPANION	WFCM 2015-NXS4
WEST RIVER WAREHOUSE	WFCM 2014- LC18 COMPANION	WFCM 2015-P2
WEST TOWN MALL TRUST 2017-KNOX	WFCM 2014-LC16	WFCM 2015-SG1
WEST TOWN MALL TRUST 2017-KNOX COMPANION	WFCM 2014-LC16 COMPANION	WFCM 2015-SG1 Companion
WESTERN ALLIANCE BANK WAREHOUSE	WFCM 2014-LC18	WFCM 2016-BNK1
WESTIN ST FRANCIS MEZZ (MORGAN STANLEY)	WFCM 2014-TISH	WFCM 2016-BNK1 COMPANION
WESTIN TIME SQUARE MEZZANINE	WFCM 2015- P2 COMPANION	WFCM 2016-C32
WESTIN TIME SQUARE MEZZANINE 2	WFCM 2015-BXRP	WFCM 2016-C33
WF LCC V LLC WAREHOUSE	WFCM 2015-C26	WFCM 2016-C34
WFB - BRIDGE LOANS	WFCM 2015-C27	WFCM 2016-C34 COMPANION
WFB - CORPORATE NET LEASE	WFCM 2015-C28	WFCM 2016-C35
WFB - EVERBANK TRANSFER	WFCM 2015-C28 COMPANION	WFCM 2016-C35 COMPANION
WFB - HELD FOR SALE	WFCM 2015-C29	WFCM 2016-C36
WFB - PORTFOLIO	WFCM 2015-C29 COMPANION	WFCM 2016-C36 COMPANION
WFB - PORTFOLIO SLAM	WFCM 2015-C30	WFCM 2016-C37
WFB - SLAM CMBS CLEAN UP	WFCM 2015-C30 COMPANION	WFCM 2016-C37 COMPANION
WFB - WFRF MCDONALDS	WFCM 2015-C31	WFCM 2016-LC24
WFB - WFRF PORTFOLIO	WFCM 2015-C31 Companion	WFCM 2016-LC24 COMPANION
WFB NA CLI PERM LOANS	WFCM 2015-LC20	WFCM 2016-LC25
WFB NA CRE PMG LOANS	WFCM 2015-LC20 COMPANION	WFCM 2016-LC25 COMPANION
WFB NA CRE PMG LOANS	WFCM 2015-LC22	WFCM 2016-NXS5
WFBCREAM	WFCM 2015-NXS1	WFCM 2016-NXS6
WFBNA ITF CITIBANK NA	WFCM 2015-NXS1 COMPANION	WFCM 2016-NXS6 COMPANION
WFCM 2012-LC5	WFCM 2015-NXS2	WFCM 2017-C38
WFCM 2017-C38 COMPANION	WFCM 2018-C47	WFRBS 2014-C19
WFCM 2017-C38W	WFCM 2018-C47 COMPANION	WFRBS 2014-C19 COMPANION
WFCM 2017-C39	WFCM 2018-C48	WFRBS 2014-C20
WFCM 2017-C39 COMPANION	WFCM 2018-C48 COMPANION	WFRBS 2014-C21
WFCM 2017-C40	WFCM WAREHOUSE	WFRBS 2014-C21 COMPANION
WFCM 2017-C40 COMPANION	WFCM10C1	WFRBS 2014-C22
WFCM 2017-C41	WFCM10C1 (PARTICIPATION)_BASIS	WFRBS 2014-C22 COMPANION
WFCM 2017-C41 COMPANION	WFLD 2014-MONT	WFRBS 2014-C23
WFCM 2017-C42	WFRBS 2011-C3	WFRBS 2014-C23 COMPANION
WFCM 2017-C42 COMPANION	WFRBS 2011-C5	WFRBS 2014-C24
WFCM 2017-HSDB	WFRBS 2012-C10	WFRBS 2014-C24 COMPANION
WFCM 2017-RB1	WFRBS 2012-C6	WFRBS 2014-C25
WFCM 2017-RB1 COMPANION	WFRBS 2012-C7	WFRBS 2014-C25 COMPANION
WFCM 2017-RC1	WFRBS 2012-C8	WFRBS 2014-LC14
WFCM 2017-RC1 COMPANION	WFRBS 2012-C9	WFRBS11C2
WFCM 2017-SMP	WFRBS 2013 - C17 COMPANION	WFRBS11C2 (PARTICIPATION)_WEST RIVER
WFCM 2018-1745	WFRBS 2013-C11	WFRBS11C4
WFCM 2018-AUS	WFRBS 2013-C12	WFRBS11C4 (COMPANION)_LIBERTYLIFE
WFCM 2018-BXI	WFRBS 2013-C13	World Savings
WFCM 2018-C43	WFRBS 2013-C14	WPT 2017-WWP
WFCM 2018-C43 COMPANION	WFRBS 2013-C15	WPT 2017-WWP COMPANION
WFCM 2018-C44	WFRBS 2013-C15 COMPANION	YELLOW BRICK REAL ESTATE CAPITAL I, LLC
WFCM 2018-C44 COMPANION	WFRBS 2013-C16	ARKANSAS DEVELOP. FINANCE AUTH
WFCM 2018-C45	WFRBS 2013-C16 COMPANION	ASTORIA FEDERAL SAVINGS
WFCM 2018-C45 COMPANION	WFRBS 2013-C17	BASIS (LOANS SOLD)
WFCM 2018-C46	WFRBS 2013-C18	BASIS WAREHOUSE
WFCM 2018-C46 COMPANION	WFRBS 2013-UBS1	CITIBANK
CMS Series 2009 K4	CMS SERIES 2012-K706	CMS SERIES 2014-K717 (PRIMARY)
CMS Series 2010 K7	CMS SERIES 2012-K707	CMS SERIES 2014-KF04 (MASTER)
CMS Series 2010 K-SCT	CMS SERIES 2012-K709	CMS SERIES 2014-KF05 (MASTER)
CMS Series 2010-K5	CMS SERIES 2012-K710	CMS SERIES 2014-KX01 (PRIMARY)
CMS Series 2010-K6	CMS SERIES 2012-K711 (MASTER)	CMS SERIES 2015-K1501 PRIMARY
CMS Series 2010-K8	CMS SERIES 2012-KP01	CMS SERIES 2015-K42 (MASTER)
CMS Series 2010-K9	CMS SERIES 2013-K24 (PRIMARY)	CMS SERIES 2015-K43 (PRIMARY)
CMS SERIES 2011 K-13	CMS SERIES 2013-K25 (MASTER)	CMS SERIES 2015-K44 (MASTER)
CMS SERIES 2011 K702	CMS SERIES 2013-K26 (MASTER)	CMS SERIES 2015-K45 (PRIMARY)
CMS SERIES 2011 KAIV	CMS SERIES 2013-K27 (PRIMARY)	CMS SERIES 2015-K46 (PRIMARY)
CMS SERIES 2011-K10	CMS SERIES 2013-K28 (PRIMARY)	CMS SERIES 2015-K47 (MASTER)
CMS SERIES 2011-K11	CMS SERIES 2013-K30 (MASTER)	CMS SERIES 2015-K48 (MASTER)
CMS SERIES 2011-K12	CMS SERIES 2013-K32 (PRIMARY)	CMS SERIES 2015-K49 (PRIMARY)
CMS SERIES 2011-K14	CMS SERIES 2013-K33 (MASTER)	CMS SERIES 2015-K50 (PRIMARY)
CMS SERIES 2011-K15	CMS SERIES 2013-K34 (MASTER)	CMS SERIES 2015-K51 (MASTER)
CMS SERIES 2011-K16	CMS SERIES 2013-K35 (PRIMARY)	CMS SERIES 2015-K718 (MASTER)
CMS SERIES 2011-K701	CMS SERIES 2013-K712 (PRIMARY)	CMS SERIES 2015-K720 (MASTER)
CMS SERIES 2011-K703	CMS SERIES 2013-K713 (MASTER)	CMS SERIES 2015-K721 (MASTER)
CMS SERIES 2011-K704	CMS SERIES 2013-KS01 (PRIMARY)	CMS SERIES 2015-KF07 (PRIMARY)
CMS SERIES 2012-K17	CMS SERIES 2014-K36 (MASTER)	CMS SERIES 2015-KF09 (PRIMARY)
CMS SERIES 2012-K18	CMS SERIES 2014-K37 (PRIMARY)	CMS SERIES 2015-KF10 (PRIMARY)
CMS SERIES 2012-K19	CMS SERIES 2014-K38 (PRIMARY)	CMS SERIES 2015-KF12 (PRIMARY)
CMS SERIES 2012-K20	CMS SERIES 2014-K39 (PRIMARY)	CMS SERIES 2015-KJ01 (MASTER)
CMS SERIES 2012-K21 (PRIMARY)	CMS SERIES 2014-K40 (MASTER)	CMS SERIES 2015-KJ02 (MASTER)
CMS SERIES 2012-K22 (PRIMARY)	CMS SERIES 2014-K41 (PRIMARY)	CMS SERIES 2015-KP02 (PRIMARY)
CMS SERIES 2012-K23 (MASTER)	CMS SERIES 2014-K714 (MASTER)	CMS SERIES 2016-K52 (PRIMARY)
CMS SERIES 2012-K705	CMS SERIES 2014-K715 (MASTER)	CMS SERIES 2016-K53 (MASTER)
CMS SERIES 2016-K54 (PRIMARY)	CMS SERIES 2016-KX02 (PRIMARY)	FANNIE MAE AGGREGATION
CMS SERIES 2016-K55 (MASTER)	CMS SERIES 2017-K61(MASTER)	FANNIE MAE BOND CE
CMS SERIES 2016-K56 (PRIMARY)	CMS SERIES 2017-K62 (PRIMARY)	FANNIE MAE DUS CASH
CMS SERIES 2016-K57 (PRIMARY)	CMS SERIES 2017-K64 (MASTER)	FANNIE MAE DUS/MBS 30/360
CMS SERIES 2016-K60 (MASTER)	CMS SERIES 2017-K65 (MASTER)	FANNIE MAE DUS/MBS ACT/360
CMS SERIES 2016-K722 (PRIMARY)	CMS SERIES 2017-K66 (PRIMARY)	Federal Home Loan Mortgage
CMS SERIES 2016-K723 (PRIMARY)	CMS SERIES 2017-K725 (PRIMARY)	Federal Home Loan Mortgage
CMS SERIES 2016-KBAM (PRIMARY)	CMS SERIES 2017-K726 (PRIMARY)	Federal Home Loan Mortgage
CMS SERIES 2016-KC01 (PRIMARY)	CMS SERIES 2017-KBF1 (MASTER)	FHA POOLS
CMS SERIES 2016-KF13 (PRIMARY)	CMS SERIES 2017-KF27 (MASTER)	FHLMC FACILITY FMPRE-2017KT01
CMS SERIES 2016-KF14 (MASTER)	CMS SERIES 2017-KF28 (MASTER)	FNMA CREDIT FACILITY
CMS SERIES 2016-KF15 (MASTER)	CMS SERIES 2017-KF29 (PRIMARY)	FNMA-CASH 30/360
CMS SERIES 2016-KF17 (PRIMARY)	CMS SERIES 2017-KF30 (PRIMARY)	FNMA-CASH ACTUAL/360
CMS SERIES 2016-KF18 (PRIMARY)	CMS SERIES 2017-KF31 (PRIMARY)	FNMA-CASH ARM ACTUAL/360
CMS SERIES 2016-KF19 (PRIMARY)	CMS SERIES 2017-KF32 (PRIMARY)	FNMA-CREDIT FACILITY C/E BOND
CMS SERIES 2016-KF20 (PRIMARY)	CMS SERIES 2017-KF34 (PRIMARY)	FNMA-MBS 30/360
CMS SERIES 2016-KF21 (PRIMARY)	CMS SERIES 2017-KJ11 (PRIMARY)	FNMA-MBS 5-50
CMS SERIES 2016-KF23 (PRIMARY)	CMS SERIES 2017-KJ12 (PRIMARY)	FNMA-MBS ACTUAL/360
CMS SERIES 2016-KF24 (PRIMARY)	CMS SERIES 2017-KJ13 (PRIMARY)	FREDDIE MAC BOND CE
CMS SERIES 2016-KF25 (PRIMARY)	CMS SERIES 2017-KJ14 (PRIMARY)	FREDDIE MAC BOND CE (DIRECT P)
CMS SERIES 2016-KIR1 (MASTER)	CMS SERIES 2017-KJ15 (PRIMARY)	G.N.M.A.
CMS SERIES 2016-KJ08 (PRIMARY)	CMS SERIES 2017-KJ16 (PRIMARY)	HARE & COMPANY
CMS SERIES 2016-KJ09 (PRIMARY)	CMS SERIES 2017-KW02 (MASTER)	HARE & COMPANY
CMS SERIES 2016-KJO3(PRIMARY)	CMS SERIES 2017-KW03 (PRIMARY)	KANE AND COMPANY
CMS SERIES 2016-KJO5 (PRIMARY)	CUDD & CO.	McCORMICK 101, LLC
CMS SERIES 2016-KP03 (PRIMARY)	CUDD AND COMPANY	MITCHELL LAMA
CMS SERIES 2016-KW01 (MASTER)	CUDD AND COMPANY	MORGAN STANLEY SMITH BARNEY
NYC HOUSING DEVELOPMENT CORP
PRIVATE PLACEMENT TEBCE
PRUDENTIAL HUNTOON PAIGE ASSOC
ROBERT H. WILDER JR
STORMS AND COMPANY
SUN TRUST BANK
THE BANK OF NEW YORK TRUST CO
THE BANK OF NY MELLON
THE BANK OF NY MELLON TRUST CO
TILLERSAIL & CO
U.S. BANK TRUST NATIONAL ASSN.
US BANK CORPORATE TRUST BOSTON
VALLEY GROUP III, LLC
WELLS FARGO BANK N.A.
WELLS FARGO BANK, N.A.
WF DIRECT PURCHASE BONDS

APPENDIX B

APPLICABLE SERVICING CRITERIA WITH RESPECT TO COMMERCIAL MORTGAGE POOLS,
MULTIFAMILY MORTGAGE POOLS AND OTHER STRUCTURES

(THE PLATFORM)

Servicing Criteria		Applicable Servicing Criteria		INAPPLICABLE Servicing Criteria
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.				X
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

X
1122(d)(1)(v)	Aggregation of information, as applicable, is mathematically accurate and the information conveyed accurately reflects the information.	X
Cash Collection and Administration
1122(d)(2)(i)

Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

X
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

X
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

X
Investor Remittances and Reporting
1122(d)(3)(i) (A)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements;

X
1122(d)(3)(i)(B)	(B) provide information calculated in accordance with the terms specified in the transaction agreements;				X
1122(d)(3)(i)(C)	(C) are filed with the Commission as required by its rules and regulations;				X
1122(d)(3)(i)(D)	(D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the Servicer.				X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.				X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreement				X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.				X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreement or related mortgage loan documents.	X	X
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreement.	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X(1)
1122(d)(4)(iv)

Payments on pool assets, including any payoffs, made in accordance with the related [pool asset] documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

X
1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

		X	X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related mortgage loan documents.	X
1122(d)(4)(x)(A)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements

X
1122(d)(4)(x)(B)	(B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws;	X
1122(d)(4)(x)(C)	(C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.	X
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

		X	X	X(2)
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

		X	X	X(2)
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the Servicer, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.				X

(1) There were no activities performed during the year ended December 31, 2018 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.

(2) The vendors, CoreLogic, Inc. and National Tax Search, LLC, provided separate Reg. AB 1122(d) attestations for their tax payment activities as they relate to criteria 1122(d) (4) (xi) and (xii).